QUAKER® INVESTMENT TRUST	Supplement dated July 1, 2008
to the Statement of Additional Information
Dated October 29, 2007 as amended June 17, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective June 30, 2008, G. Michael Mara resigned as an Independent Trustee of the Quaker Investment Trust (the “Trust”). Gary E. Shugrue was appointed to the Board of Trustees of the Trust effective July 1, 2008.

The following is added to the disclosure contained in the section entitled “Management of the Trust” beginning on page 8 of the Statement of Additional Information:

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Nominee(1)
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	July 1, 2008	Ascendant Capital Partners, President and Chief Investment Officer	6	Director, BHR Institutional Funds

(1)
Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., "public companies") and investment companies registered under the 1940 Act.